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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                        DATE OF REPORT - October 20, 2004
                       (Date of earliest event reported)

                          HONEYWELL INTERNATIONAL INC.
             (Exact name of Registrant as specified in its Charter)


            DELAWARE                              1-8974                            22-2640650
(State or other jurisdiction of          (Commission File Number)                (I.R.S. Employer
         incorporation)                                                       Identification Number)

101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY                            07962-2497
(Address of principal executive offices)                                            (Zip Code)

       Registrant's telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

EARNINGS RELEASE.

         Honeywell International Inc. will hold its third quarter 2004 earnings release conference call on Wednesday, October 20, 2004 at 8:00 a.m. Eastern Time. The earnings release was distributed on BusinessWire approximately one hour prior to the conference call. Interested investors may access the conference call by dialing (706) 643-7681 or through a World Wide Web simulcast available at the "Investor Relations" section of the company's website (http://www.honeywell.com/investor). Related presentation materials will also be posted to the Investor Relations section of the website prior to the conference call. Investors are advised to log on to the website at least 15 minutes prior to the conference call to allow sufficient time for downloading any necessary software.

         Honeywell International Inc. issued its 2004 third quarter earnings release on October 20th, which is attached as an exhibit to this report.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 20, 2004            HONEYWELL INTERNATIONAL INC.


                                  By: /s/ Thomas F. Larkins
                                      ---------------------
                                      Thomas F. Larkins
                                      Vice President, Corporate Secretary and
                                      Deputy General Counsel




                          STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as................................ 'TM'
The registered trademark symbol shall be expressed as.....................  'r'